DELAWARE(SM)
INVESTMENTS
------------

Delaware Small Cap Value Fund

Growth of Capital

2000 SEMI-ANNUAL REPORT

(Growth of Capital
Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929


TABLE OF CONTENTS

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

  Statement of Net Assets                                       7

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   15

A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average more than 15 years' experience.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

o We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

o We clearly articulate our investment policies and follow them consistently.

o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive

o We offer more than 70 mutual funds in these asset classes.

   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (23 single-state funds)
   o International equity            o International fixed-income
   o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

July 10, 2000


Over the past six months, the U.S. stock markets have seen dramatic highs and lows. Our fiscal period -- December 1, 1999 to May 31, 2000 -- was split roughly in half by a major turning point that occurred in the markets on March 10. On that date the Nasdaq Composite, the index dominated by technology companies, closed at a record high of 5,048 (Source: Bloomberg).

Before that turning point, growth stocks dominated the market; but since mid-March, value investing has experienced a resurgence. The stock market was volatile, particularly in April, as investors seemed to question how much high-growth technology stocks were really worth, especially those companies without earnings or any prospects for earnings in the near future. However, economic reports released in April and May led some analysts to believe that a gradual economic slowdown might be on the horizon. This news seemed to ease inflation concerns somewhat and prompted several strong trading days for the Nasdaq and growth stocks in May.

Despite this somewhat uncertain environment, Delaware Small Cap Value Fund delivered a respectable and relatively steady performance for the six-month period ended May 31, 2000. The Fund returned +3.37% (Class A shares at net asset value with distributions reinvested). The Fund's steady return was due in part to our relatively small percentage of holdings in technology stocks relative to our benchmark.

As of May 31, 2000, 8.52% of the Fund's assets were invested in technology stocks, compared to 12.35% for the Russell 2000 Index (Source: Bloomberg). While this limited Delaware Small Cap Value Fund's gains during the breathtaking technology rally from December, 1999 through March, 2000, it gave the Fund stability during the ensuing downturn.

In December alone, the Russell 2000 Index gained 11%, while Delaware Small Cap Value Fund rose only 1.6%. However, during the next five months, the Russell 2000 gave up ground, finishing the period with a +5.49% return. Your Fund, however, remained steady, finishing with a +3.37% total return.



"WE BELIEVE THAT OVER THE LONG TERM, SMALL, UNDERVALUED COMPANIES WILL OFFER THE FUND'S SHAREHOLDERS SUBSTANTIAL OPPORTUNITIES FOR CAPITAL APPRECIATION."


Total Return

For Period Ended May 31, 2000                                Six Months
--------------------------------------------------------------------------------
Delaware Small Cap Value Fund Class A                          +3.37%
--------------------------------------------------------------------------------
Lipper Small Cap Value Funds Average (348 funds)               +7.95%

Russell 2000 Index                                             +5.49%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 6. The Lipper category represents the average return of small cap value mutual funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The unmanaged Russell 2000 Index is a measure of small company stocks. You cannot invest directly in an index. Past performance does not guarantee future results.

Market Outlook

We believe that over the long term, small, undervalued companies will offer the Fund's shareholders substantial opportunities for capital appreciation. We remain committed to this philosophy through favorable and unfavorable market environments. On the pages that follow, the Fund's portfolio manager explains the Fund's strategy, reviews its recent performance and provides an outlook for the rest of the year.

Thank you for your continued confidence in Delaware Investments. We look forward to reporting to you again in the fall.


Sincerely,


/s/ Wayne A. Stork                       /s/ David K. Downes
------------------------------------     -----------------------------
Wayne A. Stork                           David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds







(Growth of Capital
Artwork)

PORTFOLIO MANAGEMENT REVIEW


Christopher S. Beck
Senior Portfolio Manager
July 10, 2000


Overview

The six-month period that ended May 31, 2000 can only be categorized as one of extreme volatility. From November, 1999 through early March, 2000, the market was generally dominated by growth stocks, particularly those with the highest price-to-earnings (P/E) ratios and those that were perceived as "concept stocks" -- stocks that have had little or no earnings to date, but for which investors have high expectations. Internet stocks are prime examples of concept stocks. Toward mid-March, investors seemed to question the long-term attractiveness of many of these equities, especially with the Federal Reserve Board raising interest rates throughout this period. Value stocks began to rebound during March as investors once again seemed to focus on companies' cash flows and P/Es. Furthermore, the market seemed to recognize the abundance of stocks with attractive fundamentals that were trading at close to historically low levels.

Perhaps another major factor in the turn of the market in March was the realization that many of the growth stock IPOs issued in 1998 and 1999, particularly Internet stocks, were finishing their "lock-up periods." During a lock-up period, the original owners of a company that issued stock in an IPO are precluded from selling their own shares. Once the period expires, original owners often sell all or a portion of their holdings. We believe many IPO investors took advantage of this expiration period while individual investors had been making significant purchases of stocks using margin debt. The result was extreme volatility in the market. One benefit to your Fund, however, was a return to favor of equities such as energy stocks and some cyclical and financial stocks as investors moved to less volatile sectors.

Portfolio Highlights

When selecting stocks, Delaware Small Cap Value Fund looks for small U.S. companies with a market capitalization generally less than $1.5 billion. We look for companies with strong positive cash flows and the potential to use the excess cash flow for the ultimate benefit of shareholders.

Our initial value screens narrow the field from approximately 2,500 to about 1,100 companies. From there, we examine some 100 businesses that are candidates for intense fundamental research, including company visits. We generally:

o Examine sales and earnings prospects;

o Seek companies whose stocks trade actively;

o Measure value using certain industry yardsticks; and

o Analyze free cash flow (which can allow a company to make acquisitions, pay down debt, buy back stock or increase the stock's dividend).


"WHILE OVERALL MARKET VOLATILITY COULD AFFECT YOUR FUND'S PERFORMANCE, WE BELIEVE THE FUND IS WELL POSITIONED TO BENEFIT FROM A BROADENING OF THE MARKET THAT IS LIKELY TO OCCUR SHOULD THE FED SUCCEED IN SLOWING THE ECONOMY."

During the period, your Fund increased its holdings in the energy sector. As of May 31, 2000, we held a higher percentage of the Fund's assets in energy stocks than our benchmark, the Russell 2000 Index, which helped our performance. One of our best energy holdings was Ocean Energy, an exploration and production company, which was able to increase production of oil and natural gas, while capitalizing on the increased sales prices.

We also increased our allocation to the healthcare sector, roughly doubling our holdings since December. One standout performer was Varian Medical Systems. Varian develops and manufactures advanced radiation equipment for hospitals and physician practices. This technology destroys harmful cells in tumors without harming beneficial cells. Demand for this technology is very high, and the company has a large backlog of orders. Varian is a clear leader in its field and was the Fund's largest holding as of May 31, 2000.

We kept the weighting of technology stocks in the Fund lower than the Fund's benchmark, the Russell 2000 Index, primarily because many technology stocks did not have any earnings. In fact, in many cases, these stocks do not have any prospects of earnings for several years. We generally avoid companies that do not have earnings because it is difficult to establish a fair or accurate valuation for the company. However, we were able to find some technology companies that met our criteria. One that performed well for us was ETEC Systems, a company that produces mask patterns for the semiconductor industry. The stock price increased substantially following a January 12, 2000 announcement that the company would be purchased by Applied Materials in March. However, Applied Materials, with an $80 billion market capitalization, is too large for our Fund. Therefore, upon closing of the deal, we began to sell our holdings gradually during April and May.

Zale Corp.-- a retailer that owns and operates several national jewelry store chains -- remains one of the Fund's largest holdings, even though its performance was negative during the period. While the company's earnings exceeded all expectations and comparable store sales growth remains very strong, its stock price fell amid growing concern that higher interest rates will lead consumers to reduce spending on luxury items. We continue to hold Zale Corp. because we think this stock represents excellent value. As of May 1, 2000, the stock sold at only 10 times this year's earnings. In our opinion, the company has a solid strategic plan. We believe the stock price will recover should investors' concerns over interest rates subside.

Another stock that has been a disappointment for us is U.S. Freightways, a transportation services company. The stock price has dipped despite good earnings. It appears that investors are concerned that a slowing economy could mean slower growth in trucking volumes and revenues. The stock is now selling at seven times this year's earnings, and in our opinion, remains one of the best operated trucking companies in the country.


"WE ALSO INCREASED OUR ALLOCATION TO THE HEALTHCARE SECTOR, ROUGHLY DOUBLING OUR HOLDINGS SINCE DECEMBER."

(Growth of Capital Artwork)

Outlook

Overall, the economy still appears strong. That's one reason to believe the Fed isn't finished raising interest rates yet. It is likely that we will continue to see some volatility as the Federal Reserve Board continues its effort to slow the pace of economic growth. The question is whether the economy will experience a gradual slowdown or a hard landing.

Although it's not easy to predict where investor sentiment will go, and what impact it may have in the market, we believe Delaware Small Cap Value Fund's holdings are in good standing in terms of valuation. Many of the stocks in our Fund generate significant cash flow, which attracts private investors. While overall market volatility could affect your Fund's performance, we believe the Fund is well positioned to benefit from a broadening of the market that is likely to occur should the Fed succeed in slowing the economy.

FUND BASICS

DELAWARE SMALL CAP VALUE FUND PERFORMANCE


Fund Objective
The Fund seeks to provide capital
appreciation.

Total Fund Assets
$255.16 million

Number of Holdings
74

Fund Start Date
June 24, 1987

Your Fund Manager

Christopher S. Beck holds a bachelor's degree from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been in the investment business for 17 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware in May 1997, he managed a small cap value portfolio for two years at Pitcairn Trust Company.

Nasdaq Symbols
Class A  DEVLX
Class B  DEVBX
Class C  DEVCX

Average Annual Total Returns
Through May 31, 2000                  Lifetime         10 Years         Five Years         One Year
---------------------------------------------------------------------------------------------------------
Class A (Est. 6/24/87)
   Excluding Sales Charge             +12.59%          +12.12%           +11.30%            -4.60%
   Including Sales Charge             +12.07%          +11.46%            +9.99%           -10.07%
---------------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge              +9.35%                            +10.51%            -5.27%
   Including Sales Charge              +9.23%                            +10.24%            -9.95%
---------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge              +9.16%                                               -5.24%
   Including Sales Charge              +9.16%                                               -6.18%
---------------------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended May 31, 2000 for Delaware Small Cap Value Fund Institutional Class were +12.79%, +12.38%, +11.63% and -4.29%, respectively. The Institutional Class (Est. November 9, 1992) is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 for Delaware Small Cap Value Fund is based on Class A performance and was adjusted to eliminate the sales charges.

Nasdaq Symbol Institutional Class: DEVIX

While investing in small company stocks may offer greater appreciation potential than other types or classes of securities, it generally involves greater investment risk.

(Growth of Capital
Artwork)

Statement of Net Assets

DELAWARE SMALL CAP VALUE FUND

                                                          Number of    Market
May 31, 2000 (Unaudited)                                  Shares       Value
--------------------------------------------------------------------------------
  Common Stock - 97.47%
  Automobiles & Automotive Parts - 2.87%
 +Borg-Warner Automotive ..........................      107,398   $ 4,269,071
  CLARCOR .........................................      172,000     3,042,250
                                                                   -----------
                                                                     7,311,321
                                                                   -----------
  Banking, Finance & Insurance - 16.26%
  Associated Banc-Corp ............................      107,250     2,729,848
 *Avis Rent-A-Car .................................      196,400     3,780,700
 +Bank United .....................................       91,600     3,286,150
  Centura Banks ...................................       66,400     2,871,800
  Colonial BancGroup ..............................      301,700     2,885,006
  Commercial Federal ..............................      146,000     2,326,875
  Compass Bancshares ..............................      151,600     3,069,900
  Cullen Frost Bankers ............................      116,500     3,087,250
  Everest Re Group ................................      149,070     5,068,380
*+Financial Federal ...............................      205,850     3,653,837
  Hudson United Bancorp ...........................       78,600     1,910,963
  Liberty Financial ...............................      135,500     3,192,719
  Westamerica Bancorporation ......................      127,200     3,633,150
                                                                   -----------
                                                                    41,496,578
                                                                   -----------
  Building & Materials - 2.22%
  D.R. Horton .....................................      271,700     3,549,081
 *Griffon .........................................      348,000     2,109,750
                                                                   -----------
                                                                     5,658,831
                                                                   -----------
  Business Services - 1.69%
 *Modis Professional Services .....................      421,400     4,319,350
                                                                   -----------
                                                                     4,319,350
                                                                   -----------
  Chemicals - 6.81%
  Crompton ........................................      182,700     2,215,238
 +Hanna (M.A.) ....................................      237,600     2,776,950
  Minerals Technologies ...........................       55,800     2,580,750
  OM Group ........................................      117,800     5,757,475
*+Scotts ..........................................      107,500     4,044,688
                                                                   -----------
                                                                    17,375,101
                                                                   -----------
  Computers & Technology - 2.89%
 *Mercury Computer Systems ........................       62,300     1,954,663
 *Synopsys ........................................      114,300     5,407,819
                                                                   -----------
                                                                     7,362,482
                                                                   -----------
  Electronics & Electrical Equipment - 3.47%
 *Burr-Brown ......................................       33,500     1,907,406
 *Galileo Technology ..............................      138,000     2,389,125
 *International Rectifier .........................       46,400     1,914,000
*+Plexus ..........................................       31,700     2,646,950
                                                                   -----------
                                                                     8,857,481
                                                                   -----------
  Energy - 15.97%
  Helmerich & Payne ...............................      159,800     5,952,550
 *Louis Dreyfus Natural Gas .......................       97,500     3,132,187
  NUI .............................................      100,600     2,816,800
  Nicor ...........................................      153,600     5,635,200
*+Ocean Energy ....................................      264,700     3,970,500

                                                          Number of    Market
                                                          Shares       Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Energy (continued)
 *Oceaneering International .......................      191,100   $ 3,726,450
 *Pure Resources ..................................      149,651     2,244,761
 *Santa Fe Snyder .................................      475,300     6,000,663
 *Tom Brown .......................................      144,100     3,152,187
  Valero Energy ...................................      140,800     4,118,400
                                                                   -----------
                                                                    40,749,698
                                                                   -----------
  Engineering & Construction - 1.97%
 *Jacobs Engineering Group ........................      151,400     5,034,050
                                                                   -----------
                                                                     5,034,050
                                                                   -----------
  Food, Beverage & Tobacco - 4.21%
*+Suiza Foods .....................................      147,200     6,605,600
  Universal Foods .................................      240,400     4,146,900
                                                                   -----------
                                                                    10,752,500
                                                                   -----------
  Healthcare & Pharmaceuticals - 10.57%
 *AmeriSource Health ..............................      127,500     3,107,812
 *BioChem Pharma ..................................       97,200     2,265,975
 *Conmed ..........................................      124,900     3,013,212
  Invacare ........................................      135,000     3,341,250
 *MedQuist ........................................       85,100     3,521,012
 *Sybron International ............................       74,500     2,360,719
 *Varian Associates ...............................      226,700     9,365,544
                                                                   -----------
                                                                    26,975,524
                                                                   -----------
  Industrial Machinery - 4.21%
  Harsco ..........................................      114,800     3,085,250
  Milacron ........................................      237,600     3,757,050
  Smith (A.O.) ....................................      186,100     3,908,100
                                                                   -----------
                                                                    10,750,400
                                                                   -----------
  Metals & Mining - 1.26%
  Circor International ............................       61,450       649,066
 *Mueller Industries ..............................       87,000     2,555,625
                                                                   -----------
                                                                     3,204,691
                                                                   -----------
  Office/Industrial REITs - 5.30%
  Cabot Industrial Trust ..........................      230,700     4,469,812
  Kilroy Realty ...................................      129,000     2,950,875
  Prentiss Properties Trust .......................      142,700     3,424,800
 +Reckson Associates Realty .......................      122,000     2,676,375
                                                                   -----------
                                                                    13,521,862
                                                                   -----------
  Retail - 3.69%
 *BJ's Wholesale Club .............................       85,100     2,638,100
 *Zale Corp. ......................................      178,200     6,771,600
                                                                   -----------
                                                                     9,409,700
                                                                   -----------
  Retail Strip Centers REITs - 1.67%
  Pan Pacific Retail Properties ...................      213,500     4,270,000
                                                                   -----------
                                                                     4,270,000
                                                                   -----------
  Telecommunications - 2.16%
*+Brightpoint .....................................      472,000     5,516,500
                                                                   -----------
                                                                     5,516,500
                                                                   -----------

                                                        Number of      Market
Delaware Small Cap Value Fund                           Shares         Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Textiles, Apparel & Furniture - 3.41%
*Furniture Brands International ...................      177,600  $  2,830,500
 Kellwood .........................................      162,900     2,748,937
 Wolverine World Wide .............................      277,100     3,117,375
                                                                  ------------
                                                                     8,696,812
                                                                  ------------
 Transportation & Shipping - 3.14%
 Alexander & Baldwin ..............................      148,100     3,424,813
*Mesaba Holdings ..................................      230,850     2,654,775
 USFreightways ....................................       70,400     1,931,600
                                                                  ------------
                                                                     8,011,188
                                                                  ------------
 Utilities - 1.73%
+California Water Service Group ...................       82,500     1,923,281
 Conectiv .........................................      149,300     2,491,444
                                                                  ------------
                                                                     4,414,725
                                                                  ------------
 Miscellaneous - 1.97%
 Federal Signal ...................................      260,100     5,023,181
                                                                  ------------
                                                                     5,023,181
                                                                  ------------
 Total Common Stock (cost $220,264,764)............                248,711,975
                                                                  ------------
                                                       Principal
                                                       Amount
                                                       ---------
 Repurchase Agreements - 2.46%
 With Chase Manhattan 6.33% 6/1/00
   (dated 5/31/00, collateralized by
   $2,157,000 U.S. Treasury Notes 5.875%
   due 11/15/04, market value $2,090,020) .........   $2,049,000     2,049,000
 With J.P. Morgan Securities 6.33% 6/1/00
   (dated 5/31/00, collateralized by $624,000
   U.S. Treasury Notes 6.375% due 9/30/01,
   market value $635,070 and $814,000
   U.S. Treasury Notes 6.50% due 5/31/01,
   market value $810,602 and $127,000
   U.S. Treasury Notes 6.50% due 8/31/01,
   market value $128,375 and $569,000
   U.S. Treasury Notes 6.625% due 6/30/01,
   market value $583,796) .........................    2,115,000     2,115,000
 With PaineWebber 6.33% 6/1/00 (dated
   5/31/00, collateralized by $788,000 U.S.
   Treasury Notes 5.00% due 4/30/01,
   market value $803,713 and $513,000 U.S.
   Treasury Notes 6.25% due 1/31/02,
   market value $523,111 and $815,000
   U.S. Treasury Notes 7.25% due 5/15/04,
   market value $831,019) .........................    2,115,000     2,115,000
                                                                  ------------
 Total Repurchase Agreements
   (cost of $6,279,000) ...........................                  6,279,000
                                                                  ------------

                                                                       Market
                                                                       Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.93%
   (cost of $226,543,764) .........................               $254,990,975
Receivables and Other Assets Net of
   Liabilities - 0.07% ............................                    168,525
                                                                  ------------
Net Assets Applicable to 10,209,464
   Shares Outstanding - 100.00% ...................               $255,159,500
                                                                  ============
Net Asset Value - Delaware Small Cap
   Value Fund A Class
   ($162,463,781 / 6,471,015 Shares) ..............                     $25.11
                                                                  ------------
Net Asset Value - Delaware Small Cap
   Value Fund B Class
   ($60,287,812 / 2,436,169 Shares) ...............                     $24.75
                                                                  ------------
Net Asset Value - Delaware Small Cap
   Value Fund C Class
   ($21,869,210 / 884,279 Shares) .................                     $24.73
                                                                  ------------
Net Asset Value - Delaware Small Cap
   Value Fund Institutional Class
   ($10,538,697 / 418,001 Shares) .................                     $25.21
                                                                  ------------
----------------------
* Non-income producing security for the six months ended May 31, 2000.
+ Security is partially or fully on loan.
  REITs - Real Estate Investment Trusts


Components of Net Assets at May 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) ........................               $218,773,984
Accumulated net investment loss ...................                   (133,831)
Accumulated net realized gain on investments ......                  8,072,136
Net unrealized appreciation of investments ........                 28,447,211
                                                                  ------------
Total net assets ..................................               $255,159,500
                                                                  ============
Net Asset Value and Offering Price Per Share-
   Delaware Small Cap Value Fund
Net asset value A Class (A) .......................                     $25.11
Sales charge (5.75% of offering price or 6.09%,
   of the amount invested per share) (B) ..........                       1.53
                                                                        ------
Offering price ....................................                     $26.64
                                                                        ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended May 31, 2000 (Unaudited)          Delaware Small Cap Value Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends .........................................    $2,651,365
Interest ..........................................       308,266    $2,959,631
                                                       ----------
Expenses:
Management fees ...................................     1,038,908
Dividend disbursing, transfer agent fees and
  other expenses ..................................       787,500
Distribution expense ..............................       711,283
Reports and statements to shareholders ............       150,000
Registration fees .................................        87,227
Professional fees .................................        43,000
Accounting and administration .....................        40,014
Custodian fees ....................................        30,242
Trustees' fees ....................................         9,211
Taxes (other than taxes on income) ................         2,458
Other .............................................        56,303     2,956,146
                                                       ----------    ----------
Less expenses paid indirectly .....................                      (4,127)
                                                                     ----------
Total expenses ....................................                   2,952,019
                                                                     ----------
Net Investment Income .............................                       7,612
                                                                     ----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments ..................                   8,321,809
Net change in unrealized appreciation/depreciation
  of investments ..................................                  (2,532,958)
                                                                     ----------
Net Realized and Unrealized Gain on Investments ...                   5,788,851
                                                                     ----------
Net Increase in Net Assets Resulting from
  Operations ......................................                  $5,796,463
                                                                     ==========

                             See accompanying notes

Statements of Changes in Net Assets



                                                   Delaware Small Cap Value Fund
--------------------------------------------------------------------------------
                                                       Six Months      Year
                                                          Ended        Ended
                                                         5/31/00      11/30/99
                                                       (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income ............................... $     7,612  $  1,040,677
Net realized gain on investments ....................   8,321,809     5,502,762
Net change in unrealized appreciation/depreciation
  of investments ....................................  (2,532,958)  (10,581,298)
                                                      -----------  ------------
Net increase (decrease) in net assets resulting
  from operations ...................................   5,796,463    (4,037,859)
                                                      -----------  ------------
Distributions to Shareholders from:
Net investment income:
  A Class ...........................................    (662,492)   (1,721,074)
  B Class ...........................................          --            --
  C Class ...........................................          --            --
  Institutional Class ...............................     (70,087)   (1,089,465)

Net realized gain on investments:
  A Class ...........................................  (2,525,750)           --
  B Class ...........................................    (932,689)           --
  C Class ...........................................    (315,210)           --
  Institutional Class ...............................    (133,604)           --
                                                      -----------  ------------
                                                       (4,639,832)   (2,810,539)
                                                      -----------  ------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ...........................................  27,714,806    76,804,025
  B Class ...........................................   7,071,067    27,414,619
  C Class ...........................................   7,724,498    10,549,758
  Institutional Class ...............................   5,161,709    25,868,388

Net asset value of shares issued upon reinvestment
  of distributions from net investment income and
  net realized gain on investments:
  A Class ...........................................   2,989,346     1,620,211
  B Class ...........................................     873,430            --
  C Class ...........................................     296,828            --
  Institutional Class ...............................     203,691     1,085,627
                                                      -----------  ------------
                                                       52,035,375   143,342,628
                                                      -----------  ------------
Cost of shares repurchased:
  A Class ........................................... (78,745,464) (132,175,379)
  B Class ........................................... (24,803,523)  (31,339,508)
  C Class ........................................... (12,091,299)  (14,640,829)
  Institutional Class ...............................  (5,926,914) (134,866,200)
                                                      -----------  ------------
                                                     (121,567,200) (313,021,916)
                                                      -----------  ------------
Decrease in net assets derived from capital share
  transactions ...................................... (69,531,825) (169,679,288)
                                                      -----------  ------------
Net Decrease in Net Assets .......................... (68,375,194) (176,527,686)

Net Assets:
Beginning of period ................................. 323,534,694   500,062,380
                                                      -----------  ------------
End of period .......................................$255,159,500  $323,534,694
                                                     ============  ============

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Small Cap Value Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                            Year Ended
                                                             5/31/00(1)   11/30/99    11/30/98    11/30/97     11/30/96    11/30/95
                                                            (Unaudited)

Net asset value, beginning of period ......................   $24.680     $25.480      $29.790     $25.780      $22.760     $19.320

Income (loss) from investment operations:
  Net investment income(2) ................................     0.026       0.098        0.215       0.131        0.122       0.253
  Net realized and unrealized gain (loss) on investments ..     0.789      (0.735)      (0.285)      7.914        4.028       3.597
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.815      (0.637)      (2.070)      8.045        4.150       3.850
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.080)     (0.163)      (0.140)     (0.135)      (0.240)     (0.160)
  Distributions from net realized gain on investments .....    (0.305)         --       (2.100)     (3.900)      (0.890)     (0.250)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (0.385)     (0.163)      (2.240)     (4.035)      (1.130)     (0.410)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................   $25.110     $24.680      $25.480     $29.790      $25.780     $22.760
                                                              =====================================================================

Total return(3) ...........................................     3.37%      (2.51%)      (7.47%)     36.38%       19.08%      20.39%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $162,464    $209,886     $271,192    $268,266     $192,297    $177,011
  Ratio of expenses to average net assets .................     1.92%       1.60%        1.39%       1.39%        1.45%       1.48%
  Ratio of net investment income to average net assets ....     0.22%       0.38%        0.81%       0.51%        0.51%       1.18%
  Portfolio turnover ......................................       44%         37%          38%         53%          87%         65%

----------------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Per share information for the years ended November 30, 1996, 1997, 1999 and the six months ended May 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes



Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Small Cap Value Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                              Ended                              Year Ended
                                                            5/31/00(1)   11/30/99     11/30/98    11/30/97     11/30/96    11/30/95
                                                            (Unaudited)

Net asset value, beginning of period ......................   $24.340     $25.140      $29.460     $25.570      $22.590     $19.300

Income (loss) from investment operations:
  Net investment income (loss)(2) .........................    (0.058)     (0.081)       0.052      (0.042)      (0.041)      0.141
  Net realized and unrealized gain (loss) on investments ..     0.773      (0.719)      (2.272)      7.832        4.006       3.549
                                                             -----------------------------------------------------------------------
  Total from investment operations ........................     0.715      (0.800)      (2.220)      7.790        3.965       3.690
                                                             -----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ....................        --          --           --          --       (0.095)     (0.150)
  Distributions from net realized gain on investments .....    (0.305)         --       (2.100)     (3.900)      (0.890)     (0.250)
                                                             -----------------------------------------------------------------------
  Total dividends and distributions .......................    (0.305)         --       (2.100)     (3.900)      (0.985)     (0.400)
                                                             -----------------------------------------------------------------------
Net asset value, end of period ............................   $24.750     $24.340      $25.140     $29.460      $25.570     $22.590
                                                             =======================================================================

Total return(3) ...........................................     2.98%      (3.18%)      (8.08%)     35.36%       18.26%      19.55%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $60,288     $76,894      $83,899     $39,733      $12,730      $5,788
  Ratio of expenses to average net assets .................     2.62%       2.30%        2.09%       2.09%        2.15%       2.18%
  Ratio of net investment income (loss)
    to average net assets .................................    (0.48%)     (0.32%)       0.11%      (0.19%)      (0.19%)      0.48%
  Portfolio turnover ......................................       44%         37%          38%         53%          87%         65%

----------------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Per share information for the years ended November 30, 1996, 1997, 1999 and the six months ended May 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes



Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Small Cap Value Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months                                                   Period
                                                              Ended                       Year Ended                   11/29/95(4)
                                                            5/31/00(1)   11/30/99     11/30/98    11/30/97  11/30/96   to 11/30/95
                                                            (Unaudited)

Net asset value, beginning of period ......................   $24.320     $25.120      $29.440     $25.550      $22.760   $22.510

Income (loss) from investment operations:
  Net investment income (loss)(2) .........................    (0.057)     (0.081)       0.036      (0.033)      (0.043)       --
  Net realized and unrealized gain (loss) on investments ..     0.772      (0.719)      (2.256)      7.823        4.003     0.250
                                                             --------------------------------------------------------------------
  Total from investment operations ........................     0.715      (0.800)      (2.220)      7.790        3.960     0.250
                                                             --------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ....................        --          --           --          --       (0.280)       --
  Distributions from net realized gain on investments .....    (0.305)         --       (2.100)      (3.900)     (0.890)       --
                                                             --------------------------------------------------------------------
  Total dividends and distributions .......................    (0.305)         --       (2.100)      (3.900)     (1.170)       --
                                                             --------------------------------------------------------------------

Net asset value, end of period ............................   $24.730     $24.320      $25.120     $29.440      $25.550   $22.760
                                                             ====================================================================

Total return(3) ...........................................     3.02%      (3.19%)      (8.08%)     35.40%       18.23%          (5)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $21,869     $25,818      $31,041     $12,547       $3,360        $5
  Ratio of expenses to average net assets .................     2.62%       2.30%        2.09%       2.09%        2.15%          (5)
  Ratio of net investment income (loss)
    to average net assets .................................    (0.48%)     (0.32%)       0.11%      (0.19%)      (0.19%)         (5)
  Portfolio turnover ......................................       44%         37%          38%         53%          87%          (5)

----------------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Per share information for the years ended November 30, 1996, 1997, 1999 and the six months ended May 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(4) Date of initial public offering.

(5) The ratios of expenses and net investment income (loss) to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and returns for this relatively short period are not meaningfull.

                             See accompanying notes



Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Small Cap Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                      Year Ended
                                                             5/31/00(1)   11/30/99    11/30/98    11/30/97     11/30/96    11/30/95
                                                            (Unaudited)

Net asset value, beginning of period ......................   $24.830     $25.640      $29.950     $25.910      $22.860     $19.400

Income (loss) from investment operations:
  Net investment income(2) ................................     0.063       0.174        0.160       0.209        0.193       0.297
  Net realized and unrealized gain (loss) on investments ..     0.782      (0.741)      (2.150)      7.936        4.047       3.628
                                                             ----------------------------------------------------------------------
  Total from investment operations ........................     0.845      (0.567)      (1.990)      8.145        4.240       3.925
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ....................    (0.160)     (0.243)      (0.220)     (0.205)      (0.300)     (0.215)
  Distributions from net realized gain on investments .....    (0.305)         --       (2.100)     (3.900)      (0.890)     (0.250)
                                                             ----------------------------------------------------------------------
  Total dividends and distributions .......................    (0.465)     (0.243)      (2.320)     (4.105)      (1.190)     (0.465)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ............................   $25.210     $24.830      $25.640     $29.950      $25.910     $22.860
                                                             ======================================================================

Total return(3) ...........................................     3.54%      (2.23%)      (7.16%)     36.73%       19.45%      20.76%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $10,539     $10,936     $113,930     $14,878      $16,373      $7,294
  Ratio of expenses to average net assets .................     1.62%       1.30%        1.09%       1.09%        1.15%       1.18%
  Ratio of net investment income to average net assets ....     0.52%       0.68%        1.11%       0.81%        0.81%       1.48%
  Portfolio turnover ......................................       44%         37%          38%         53%          87%         65%

----------------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Per share information for the years ended November 30, 1996, 1997, 1999 and the six months ended May 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

May 31, 2000  (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds V (the "Company") is organized as a Delaware business trust and offers four Funds, Delaware Small Cap Value Fund, Delaware Mid-Cap Value Fund, Delaware Small-Cap Contrarian Fund, and Delaware Retirement Income Fund. These financial statements and related notes pertain to the Delaware Small Cap Value Fund (the "Fund"). The Delaware Small Cap Value Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The Delaware Small Cap Value Fund A Class carries a 5.75% front-end sales charge. The Delaware Small Cap Value Fund B Class carries a back-end deferred sales charge. The Delaware Small Cap Value Fund C Class carries a level load deferred sales charge. The Delaware Small Cap Value Fund Institutional Class has no sales charge. The Fund's objective is to seek capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the regular close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain Fund expenses are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,185 for the period ended May 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The amount of these credits was approximately $942 for the period ended May 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, (DMC), the Investment Manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the net assets over $2,500 million. At May 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $38,135.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At May 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $29,488.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class. At May 31, 2000, the Fund had a liability for such fees and expenses payable to DDLP and affiliates of $14,615.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
   (continued)
For the period ended May 31, 2000, DDLP earned $19,533 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the six months ended May 31, 2000, the Fund made purchases of $59,885,580 and sales of $131,368,720 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2000, the aggregate cost of securities for federal income tax purposes was $226,543,764. At May 31, 2000, the aggregate net unrealized appreciation for federal income tax purposes was $28,447,211 of which $42,843,252 related to unrealized appreciation of securities and $14,396,041 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                  Period               Year
                                                  Ended                Ended
                                                 5/31/00              11/30/99
Shares sold:
  A Class ...................................   1,166,350             2,992,890
  B Class ...................................     299,988             1,075,523
  C Class ...................................     328,080               414,119
  Institutional Class .......................     215,580             1,014,611

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class ...................................     127,255                64,268
  B Class ...................................      37,599                    --
  C Class ...................................      12,789                    --
  Institutional Class .......................       8,646                42,927
                                               ----------            ----------
                                                2,196,287             5,604,338
                                               ----------            ----------

Shares repurchased:
  A Class ...................................  (3,325,718)           (5,197,017)
  B Class ...................................  (1,060,703)           (1,254,012)
  C Class ...................................    (518,122)             (588,370)
  Institutional Class .......................    (246,672)           (5,061,302)
                                               ----------            ----------
                                               (5,151,215)          (12,100,701)
                                               ----------            ----------
  Net decrease ..............................  (2,954,928)           (6,496,363)
                                               ==========            ==========

5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at May 31, 2000 or at any time during the fiscal year.

6. Credit and Market Risk
The Fund may invest up to 10% of its total net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of securities issued in the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment loss, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at May 31, 2000 were $19,748,861 and $20,476,100 respectively. Net income from securities lending activities for the period ended May 31, 2000 was $42,879 and is included in interest income on the statement of operations.

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                 International and Global          Tax-Exempt Income
   o Technology and Innovation       o Emerging Markets Fund           o National High-Yield
     Fund                            o New Pacific Fund                  Municipal Bond Fund
   o Select Growth Fund              o Overseas Equity Fund            o Tax-Free USA Fund
   o Trend Fund                      o International Equity Fund       o Tax-Free Insured Fund
   o Growth Opportunities Fund*      o Global Equity Fund              o Tax-Free USA
   o Small Cap Value Fund            o Global Bond Fund                  Intermediate Fund
   o U.S. Growth Fund                                                  o State Tax-Free Funds**
   o Tax-Efficient Equity Fund    Current Income
   o Social Awareness Fund           o Delchester Fund              Stability of Principal
                                     o High-Yield                      o Cash Reserve
Total Return                           Opportunities Fund              o Tax-Free Money Fund
   o Blue Chip Fund                  o Strategic Income Fund
   o Devon Fund                      o Corporate Bond Fund          Asset Allocation
   o Growth and Income Fund          o Extended Duration               o Foundation Funds
   o Decatur Equity                    Bond Fund                         Growth Portfolio
     Income Fund                     o American Government               Balanced Portfolio
   o REIT Fund                         Bond Fund                         Income Portfolio
   o Balanced Fund                   o U.S. Government
                                       Securities Fund
                                     o Limited-Term
                                       Government Fund


 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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
BOARD OF TRUSTEES                              Charles E. Peck                                Investment Manager
                                               Retired                                        Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                             Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                               International Affiliate
Philadelphia, PA                               Vice President and Treasurer                   Delaware International Advisers Ltd.
                                               3M Corporation                                 London, England
Walter P. Babich                               St. Paul, MN
Board Chairman                                                                                National Distributor
Citadel Constructors, Inc.                                                                    Delaware Distributors, L.P.
King of Prussia, PA                                                                           Philadelphia, PA
                                               AFFILIATED OFFICERS
David K. Downes                                                                               Shareholder Servicing, Dividend
President and Chief Executive Officer          Charles E. Haldeman, Jr.                       Disbursing and Transfer Agent
Delaware Investments Family of Funds           President and Chief Executive Officer          Delaware Service Company, Inc.
Philadelphia, PA                               Delaware Management Holdings, Inc.             Philadelphia, PA
                                               Philadelphia, PA
John H. Durham                                                                                1818 Market Street
Private Investor                               Richard J. Flannery                            Philadelphia, PA 19103-3682
Horsham, PA                                    Executive Vice President
                                               and General Counsel
Anthony D. Knerr                               Delaware Investments Family of Funds
Consultant, Anthony Knerr & Associates         Philadelphia, PA
New York, NY
                                               Bruce D. Barton
Ann R. Leven                                   President and Chief Executive Officer
Former Treasurer, National Gallery of Art      Delaware Distributors, L.P.
Washington, DC                                 Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(3339)                                                       Printed in the USA
SA-021 [5/00] PP 7/00                                                    (J6033)